UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FOXWAYNE ENTERPRISES ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

FOXWAYNE ENTERPRISES ACQUISITION CORP.
1 Rockefeller Plaza, Suite 1039
New York, New York 10020

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 30, 2022

TO THE STOCKHOLDERS OF FOXWAYNE ENTERPRISES ACQUISITION CORP.:

You are cordially invited to attend the 2022 Special Meeting (the “Special Meeting”) of stockholders of FOXWAYNE ENTERPRISES ACQUISITION CORP. (the “Company,” “FoxWayne,” “we,” “us” or “our”) to be held virtually at 12:00 p.m. ET on November 30, 2022 using the following link www.virtualshareholdermeeting.com/FOXW2022SM.

The Special Meeting will be held for the purpose of considering and voting upon the following proposals:

●	The Extension Proposal - a proposal to amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to (i) extend the date by which the Company has to consummate a business combination for three months, from January 22, 2023 (the “Original Termination Date”) to April 22, 2023 (the “Extended Date”), and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination for three months after the Extended Date, to July 22, 2023, for a total of up to six months after the Original Termination Date (the “Additional Extension Date”);

●	The Adjournment Proposal - a proposal to approve the adjournment of the Special Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, including, but not limited to, for the purpose of soliciting additional proxies in favor of the foregoing proposal, in the event the Company does not receive the requisite stockholder vote to approve the foregoing proposal; and

●	Other Proposals - to consider and transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Your attention is directed to the proxy statement accompanying this Notice for a more complete statement of matters to be considered at the Special Meeting.

The Company’s board of directors has fixed the close of business on October 21, 2022 as the date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Class A Common Stock (the “public shares” or “Class A Common Stock”) and Class B Common Stock (the “Class B Common Stock” and together with the public shares, the “common stock”) on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the Extension Proposal; and (ii) “FOR” the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to virtually attend the Special Meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the Special Meeting.

*, 2022

By Order of the Board of Directors

/s/ Robb Knie
Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 30, 2022: This notice of meeting, the accompany proxy statement and the form of proxy card are available at www.ProxyVote.com.

If you have any questions or need assistance voting your shares, please call Kingsdale Advisors at:

Strategic Shareholder Advisor and Proxy Solicitation Agent

745 Fifth Avenue, 5th Floor, New York, NY 10151

North American Toll Free Phone:

1-877-659-1824

Email: contactus@kingsdaleadvisors.com

Call Collect Outside North America: 646-902-6518

FOXWAYNE ENTERPRISES ACQUISITION CORP.
1 Rockefeller Plaza, Suite 1039
New York, New York 10020

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 30, 2022

PROXY STATEMENT

FOXWAYNE ENTERPRISES ACQUISITION CORP. (the “Company,” “FoxWayne,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Company’s board of directors of proxies to be voted at the special meeting (“Special Meeting”) of stockholders to be held virtually at 12:00 p.m. ET on November 30, 2022 using the following link www.virtualshareholdermeeting.com/FOXW2022SM.

The Special Meeting will be held for the sole purpose of considering and voting upon

●	The Extension Proposal - a proposal to amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to (i) extend the date by which the Company has to consummate a business combination for three months, from January 22, 2023 (the “Original Termination Date”) to April 22, 2023 (the “Extended Date”), and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination up to three months after the Extended Date, to July 22, 2023, for a total of up to six months after the Original Termination Date (the “Additional Extension Date”);

●	The Adjournment Proposal - a proposal to approve the adjournment of the Special Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, including, but not limited to, for the purpose of soliciting additional proxies in favor of the foregoing proposal, in the event the Company does not receive the requisite stockholder vote to approve the foregoing proposal; and

●	Other Proposals - to consider and transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The purpose of the Extension Proposal is to allow the Company additional time to complete an initial business combination. The Company’s prospectus for its initial public offering (“IPO”) and its Certificate of Incorporation provided that the Company had 12 months from the closing of its IPO (or up to 18 months from the consummation of the IPO if the Company elected to extend the period of time to consummate a business combination as set forth in the Certificate of Incorporation). The Company consummated the IPO on January 22, 2021. In accordance with the terms of the Company’s Certificate of Incorporation, the Company could extend the period of time to consummate a business combination up to two times from January 22, 2022, each by an additional three months (for a total of up to 18 months) by depositing into the trust account established in connection with the IPO (the “trust account”) $143,750, on or prior to the date of the applicable deadline, for each of the available three month extensions.

Effective as of January 14, 2022, the board of directors of FoxWayne approved an extension of the time to consummate a business combination by an additional three month period from January 22, 2022 to April 22, 2022, and a loan in the amount of $310,000 to FoxWayne from Robb Knie, the Chief Executive Officer, Chief Financial Officer and Chairman of the board of directors of the Company. A portion ($143,750) of such loan was used to fund a cash contribution to the Company trust account, in an amount equal to $0.025 for each share unit issued in the IPO, for the three month extension of the time to consummate a business combination.

Effective as of April 15, 2022, the board of directors of FoxWayne approved an extension of the time to consummate a business combination by an additional three month period from April 22, 2022 to July 22, 2022, and a loan in the amount of $150,000 to the Company from FoxWayne Enterprises Acquisition Sponsor LLC, the sponsor of the Company (the “Sponsor”). A portion ($143,750) of such loan was used to fund a cash contribution to the Company trust account, in an amount equal to $0.025 for each share unit issued in the IPO, for the three month extension of the time to consummate a business combination.

On July 12, 2022, the Company held its 2022 annual meeting of stockholders at which stockholders of the Company approved a proposal to amend the Company’s Certificate of Incorporation to (i) extend the date by which the Company has to consummate a business combination for three months from July 22, 2022 to October 22, 2022 and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination for three months after October 22, 2022, for a total of up to six months after July 22, 2022, or until January 22, 2023. On July 12, 2022, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State to reflect such extended deadline.

On July 20, 2022, the Company funded a cash contribution to the trust account in the amount of $16,795.98 (based on $0.0125 for each share unit issued in the Company’s initial public offering that was outstanding at the time the extension of the time to consummate the business combination was approved by the Company’s board of directors) thereby extending the time by which the Company has to consummate an initial business combination until October 22, 2022.

On September 16, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gotham Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Clover Inc., a corporation organized under the laws of Ontario (“Clover”), and Isaac Raichyk as the stockholders’ representative pursuant to which, among other things, Clover will be continued from Ontario into Delaware (the “Continued Company”) immediately prior to the effective time of the Merger (as defined herein) and Merger Sub will be merged with and into the Continued Company (the “Merger” and together with the other transactions related thereto, the “Proposed Transactions”).

On October 20, 2022, the Company funded a cash contribution to the trust account in the amount of $16,795.98 (based on $0.0125 for each share unit issued in the Company’s initial public offering that was outstanding at the time the extension of the time to consummate the business combination was approved by the Company’s board of directors) thereby extending the time by which the Company has to consummate an initial business combination until January 22, 2023. Pursuant to the Merger Agreement, Clover is required to pay the Company fees to cover the Company’s transaction expenses, a portion of which has been paid and was used to fund the deposit.

The Company has determined there is not sufficient time before January 22, 2023 for the Company to consummate an initial business combination. Accordingly, the Company’s board of directors has determined that it is in the best interests of the Company’s stockholders to extend the date that the Company has to consummate an initial business combination.

The Company has agreed that if the Extension Proposal is approved, prior to filing the Extension Amendment, it will deposit (each deposit being referred to herein as a “Deposit”) into the trust account up to $*. After the Extended Date, the Company shall deposit up to an additional $* into the trust account for the period that is needed by the Company to complete an initial business combination between the Extended Date and the Additional Extension Date. If the Company does not have the funds necessary to make the Deposit referred to above, pursuant to the Merger Agreement, Clover is required to pay the Company certain fees to cover the Company’s transaction expenses in connection with the Proposed Transaction, and the Company anticipates that it will use such fees for the Deposit. In the event that the Company cannot pay the Deposit with the proceeds from Clover, the Sponsor and/or any of their affiliates or designees may consider contributing to the Company, as a loan (the Sponsor, affiliate or designee making the loan being referred to herein as a “Contributor” and each loan being referred to herein as a “Contribution”), the Deposit. Accordingly, if the Extension Proposal is approved, the Extension Amendment is filed and the Company takes the full time through the Extended Date to complete an initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $* per share (without taking into account any interest), in comparison to the current redemption amount of approximately $10.175 per share. Each Deposit or Contribution after the Extended Date will be placed in the trust account no less than five business days prior to the beginning of such monthly period, other than the first Deposit or Contribution which will be made prior to the filing of the Extension Amendment. If such Deposits or Contributions are not timely made, the Company must either (i) consummate an initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the Company’s outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

No Deposit or Contribution will be made unless the Extension Proposal is approved and the Extension Amendment is filed. Any Contribution(s) previously made by the Contributor will be repayable by the Company to the Contributor(s) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination, except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to extend for the additional period after the Extended Date up to the Additional Extension Date. If the Company determines not to extend for the additional period, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date or by the Additional Extension Date (if necessary), and does not wish to seek an additional extension beyond such time, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

The Company’s board of directors has fixed the close of business on October 21, 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 2,831,178 outstanding shares of Company common stock, including 1,393,678 public shares and 1,437,500 Class B Common Stock (the “Class B Common Stock and together with the public shares, the “common stock”). The Company’s outstanding warrants do not have voting rights. Only holders of record of the Company’s public shares and Class B Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

This proxy statement contains important information about the Special Meeting and the proposals set forth herein. Please read it carefully and vote your shares.

This proxy statement together with the proxy cardis first being mailed to stockholders on or about *, 2022.

THE SPECIAL MEETING

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held virtually at 12:00 p.m., ET on Wednesday November 30, 2022 using the following link www.virtualshareholdermeeting.com/FOXW2022SM.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned shares of the Company’s common stock at the close of business on October 21, 2022, the Record Date for the Special Meeting. At the close of business on the Record Date, there were 2,831,178 outstanding shares of Company common stock, including 1,393,678 public shares and 1,437,500 shares of Class B Common Stock issued and outstanding, each of which entitles its holder to cast one vote for each matter considered at the 2022 Special Meeting. Company warrants and rights do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited virtually or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the Special Meeting.

Required Votes

The affirmative vote by holders of a majority of the Company’s issued and outstanding common stock is required to approve the Extension Proposal. Abstentions and broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Proposal. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Proposal. On the Record Date, directors, executive officers and their affiliate beneficially owned and were entitled to vote 1,257,500 Class B Common Stock and no Class A Common Stock, representing an aggregate of approximately 44.42% of the Company’s issued and outstanding common stock.

In addition, the Sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares into a portion of the trust account. Any public shares purchased by affiliates will be voted in favor of the Extension Amendment.

Approval of the Adjournment Proposal will require the affirmative vote of holders of a majority of shares of common stock present virtually or by proxy at such meeting and entitled to vote.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q. What is being voted on?	A. You are being asked to vote on (i) a proposal to amend the Company’s Certificate of Incorporation to extend the date by which the Company has to consummate a business combination to the Extended Date, with an optional additional extension to the Additional Extension Date; and (ii) a proposal to adjourn the Special Meeting.

Q. Why is the Company proposing the Extension Amendment?

A. The Company is a blank check company formed in September 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. In January 2021, the Company consummated the IPO from which it derived gross proceeds of $57,500,000 (inclusive of gross proceeds from the exercise of the underwriter’s over-allotment option). Like most blank check companies, our Certificate of Incorporation provided for the return of the IPO proceeds held in the trust account to the holders of public shares if there was no qualifying business combination(s) consummated 12 months from the closing of the IPO (or up to 18 months from the consummation of the IPO if the Company elected to extend the period of time to consummate a business combination (as set forth in the Certificate of Incorporation), or July 22, 2022.

On July 20, 2022, the Company funded a cash contribution to the trust account in the amount of $16,795.98 (based on $0.0125 for each share unit issued in the Company’s initial public offering that was outstanding at the time the extension of the time to consummate the business combination was approved by the Company’s board of directors) thereby extending the time by which the Company has to consummate an initial business combination until October 22, 2022.

On September 16, 2022, the Company entered into the Merger Agreement with Merger Sub, Clover and Isaac Raichyk pursuant to which, among other things, Clover will be continued from Ontario into Delaware immediately prior to the effective time of the Merger and Merger Sub will be merged with and into the Continued Company.

On October 20, 2022, the Company funded a cash contribution to the trust account in the amount of $16,795.98 (based on $0.0125 for each share unit issued in the Company’s initial public offering that was outstanding at the time the extension of the time to consummate the business combination was approved by the Company’s board of directors) thereby extending the time by which the Company has to consummate an initial business combination until January 22, 2023. Pursuant to the Merger Agreement, Clover is required to pay the Company fees to cover the Company’s transaction expenses, a portion of which has been paid and was used to fund the deposit.

The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence in order to allow the Company more time to complete an initial business combination. Accordingly, the Company’s board of directors is proposing the Extension Proposal to extend the Company’s corporate existence.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT SUCH BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).

Q. Why should I vote for the Extension Proposal?	A. The Company’s board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Proposal to extend the date by which the Company has to complete a business combination. Approval of the Extension Proposal would give the Company additional time to complete a business combination and would allow you, as a stockholder, the benefit of voting for a business combination and remaining a stockholder in the post-business combination company, if you desire.

Accordingly, the Company believes that the Extension Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

The Company has agreed that if the Extension Proposal is approved, prior to filing the Extension Amendment, it will Deposit into the trust account up to $*. After the Extended Date, the Company shall Deposit up to an additional $* for the Additional Extension Date, if needed. If the Company does not have the funds necessary to make the Deposits referred to above, pursuant to the Merger Agreement, Clover is required to pay the Company certain fees to cover the Company’s transaction expenses in connection with the Proposed Transaction, and the Company anticipates that it will use such fees for the Deposit. In the event that the Company cannot pay the Deposit with the proceeds from Clover, the Contributor may consider contributing to the Company, as a loan, the Deposit.

Each Deposit or Contribution after the Extended Date will be placed into the trust account no less than five business days prior to the beginning of such monthly period, other than the first Deposit or Contribution which will be made prior to the filing of the Extension Amendment. If such Deposits or Contributions are not timely made, the Company must either (i) consummate an initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

You will have redemption rights in connection with the Extension Proposal; however, you will not have any redemption rights in connection with the Company electing to extend after the Extended Date until the Additional Extension Date.

No Deposit or Contribution will be made unless the Extension Proposal is approved and the Extension Amendment is filed. Any prior Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination, except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to extend the time in which it has to consummate an initial business combination for one additional three-month period after the Extended Date up to the Additional Extension Date. If the Company determines not to extend for one additional three-month period, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date or by the Additional Extension Date, and does not wish to seek an additional extension beyond such time, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

Q. May I redeem my public shares in connection with the vote on the Extension Proposal?

Yes. Under our Certificate of Incorporation, the submission of a matter to amend our Certificate of Incorporation entitles holders of public shares to redeem their shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares (as defined in the Certificate of Incorporation) so long as (after such redemption), our net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), or of any entity that succeeds our Company as a public company, will be at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial business combination either immediately prior to or upon consummation of the initial business combination.

If the Extension Proposal is approved and the Extension Amendment is filed with the Delaware Secretary of State, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any public shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date or the Additional Extension Date, if applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination.

Q. Why is the Company proposing the adjournment proposal?	A: The Adjournment Proposal: To allow the Company more time to solicit additional proxies in favor of the Extension Proposal, in the event the Company does not have a quorum or does not receive the requisite stockholder vote to approve the Extension Proposal.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?	A. All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Proposal and the Adjournment Proposal.

The holders of the Class B Common Stock are not entitled to redeem such shares in connection with the Extension Proposal. On the Record Date, the 1,437,500 Class B Shares represented approximately 50.77% of the Company’s issued and outstanding common stock.

Neither the Company’s Sponsor, directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the Record Date. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any public shares so purchased will be voted in favor of the Extension Proposal.

Q. What vote is required to adopt the proposals?

A. Extension Proposal. Approval of the Extension Proposal will require the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock.

Adjournment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy and entitled to vote at the Special Meeting or any adjournment thereof.

Q. What if I do not want to vote for the Extension Proposal or the Adjournment Proposal?	A. If you do not want to approve the Extension Proposal or the Adjournment Proposal, you must abstain, not vote, or vote against each proposal. If the Extension Proposal is approved, and the Extension Amendment is filed, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders, if any.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extensions until the Extended Date, or the Additional Extension Date, if applicable, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q. What happens if the Extension Proposal is not approved?	A. If the Extension Proposal is not approved and we are unable to consummate an initial business combination prior to January 22, 2023 we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination within the applicable time period.

On October 15, 2020, the Sponsor purchased 1,437,500 shares of our Class B Common Stock (the “Founder Shares”), for an aggregate purchase price of $25,000. Our Sponsor, officers and directors have waived their rights to liquidating distributions from the trust account with respect to any Founder Shares held by them if we fail to complete our initial business combination prior to January 22, 2023 or by the Extended Date or the Additional Extension Date, if further extended, if the Extension Proposal is approved at the Special Meeting. However, if our Sponsor, officers or directors acquired public shares in or after the IPO, they will be entitled to liquidating distributions from the trust account with respect to such public shares if we fail to complete our initial business combination within the allotted time period.

The underwriters have agreed to waive their rights to their deferred underwriting commission held in the trust account in the event we do not complete our initial business combination and subsequently liquidate and, in such event, such amounts will be included with the funds held in the trust account that will be available to fund the redemption of our public shares.

Q. If the Extension Proposal is approved, what happens next?	A. If the Extension Proposal is approved, the Company will file the Extension Amendment with the Delaware Secretary of State and will continue to attempt to consummate an initial business combination until the Extended Date, or the Additional Extension Date, if applicable, or the earlier date on which the Company’s board of directors otherwise determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date, or the Additional Extension Date, if applicable, and does not wish to seek an additional extension.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the trust account, if any, will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?	A. Unless you elect to redeem your shares in connection with this stockholder vote to approve the Extension Proposal, you will be able to vote on any subsequently proposed business combination when it is submitted to our stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or redeem your public shares upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Certificate of Incorporation.

Q: How do I vote?	MAIL	Mailing your signed proxy card or voter instruction card to: Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717
	INTERNET	Using the Internet at: www.proxyvote.com
	PHONE	+1 (800) 690-6903
	ONLINE AT THE MEETING	You can vote at the meeting at: www.virtualshareholdermeeting.com/FOXW2022SM

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to the Company, Attention: Hayley Springer, E-mail: hayley@foxwayne.com, prior to the date of the Special Meeting.

Q. How are votes counted?	A. Extension Proposal. Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes. The Extension Proposal must be approved by the affirmative vote of a majority of the issued and outstanding shares of common stock as of the Record Date.

With respect to the Extension Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Adjournment Proposal. The Adjournment Proposal will be approved by the majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy and entitled to vote at the Special Meeting or any adjournment thereof. Abstentions will have no effect with respect to approval of the Adjournment Proposal. As this proposal is a “routine” matter, brokers will be permitted to exercise discretionary voting on this proposal.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. The Extension Proposal is a non-discretionary item. Your broker can vote your shares for this proposal only if you provide instructions on how to vote. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Your brokers can use their discretionary authority to vote shares with respect to the Adjournment Proposal.

Q. What is a quorum requirement?	A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the Record Date are represented by stockholders present at the Special Meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes represented virtually or by proxy at the Special Meeting may adjourn the Special Meeting to another date.

Q. Who can vote at the Special Meeting?	A. Only holders of record of the Company’s common stock at the close of business on October 21, 2022 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the Record Date, there were 2,831,178 outstanding shares of Company common stock, including 1,393,678 public shares and 1,437,500 Class B Common Stock.

Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the Extension Proposal and the Adjournment Proposal?	A. Yes. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal.

Q. What interests do the Company’s directors and officers have in the approval of the Extension Proposal?	A. The Company’s directors, officers and their affiliates have interests in the Extension Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of Class B Common Stock and warrants that will become worthless if the Extension Proposal is not approved, loans by them that will not be repaid in the event of the Company’s winding up and the possibility of future compensatory arrangements. See the section entitled “Interests of the Company’s Directors, Officers and Sponsor.”

Q. What if I object to the Extension Proposal? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Proposal under the Delaware General Corporate Law.

Q. What happens to the Company’s warrants and rights if the Extension Proposal is not approved?	A. If the Extension Proposal is not approved and an initial business combination is not consummated by January 22, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination within the applicable time period.

Q. What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the Extension Proposal and the Adjournment Proposal will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I redeem my shares of Company public shares?	A. If connection with the Special Meeting and the vote on the Extension Proposal, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, no later than two business days prior to the Special Meeting or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the extension.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies virtually, by telephone or by other means of communication. Our officers and directors will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have retained Kingsdale Advisors as our strategic stockholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Special Meeting at an approximate cost of $11,500, plus reimbursement of expenses. If you have any questions or require any assistance with completing your proxy, please contact Kingsdale Advisors by telephone (toll-free within North America) at 1-877-659-1824 or (call collect outside North America) at (646) 902-6518 or by email at contactus@kingsdaleadvisors.com.

Q. Who can help answer my questions?

A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Hayley Springer

Phone Number: (917) 284-8938

Email: hayley@foxwayne.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

FoxWayne is a blank check company incorporated as a Delaware corporation on September 17, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination or our business combination.

On January 19, 2021, FoxWayne completed its IPO of 5,000,000 units, raising gross proceeds of approximately $50 million. The underwriters of the IPO were granted a 45-day option from the date of the final prospectus relating to the IPO to purchase up to 750,000 additional units to cover overallotments, if any, at $10.00 per unit, less underwriting discounts and commissions. On February 22, 2021, the underwriters exercised the overallotment option and, on February 22, 2021, the underwriters purchased 750,000 additional units, generating gross proceeds of approximately $7.5 million.

Prior to consummation of the IPO, we issued an aggregate of 1,437,500 Founder Shares for an aggregate purchase price of $25,000.

Simultaneously with the closing of the IPO, FoxWayne consummated the sale of 2,500,000 warrants (“Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to our Sponsor, generating gross proceeds of approximately $2.5 million. Simultaneously with the closing of the sale of the overallotment units in connection with the IPO, our Sponsor purchased an additional 300,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of approximately $300,000.

Prior to the consummation of the IPO, neither FoxWayne, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a business combination with FoxWayne.

We have generated no operating revenues to date and we may not generate operating revenues even after we consummate our initial business combination.

Our team consists of Robb Knie, who is also our Chairman, Chief Executive Officer, and Chief Financial Officer, along with Michael Reavey, Jeff Pavell, Jonathan Hale Zippin and Sundeep Agrawal as directors. Mr. Knie and Mr. Reavey also have extensive experience in the technology industry, with Mr. Reavey having worked at Microsoft and Electronic Arts.

The mailing address of FoxWayne’s principal executive office is 1 Rockefeller Plaza, Suite 1039, New York, NY 10020, and its telephone number is (917) 284-8938.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2021 and any updates described in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results.

Under the current rules and regulations of the Securities and Exchange Commission (the “SEC”) we are not deemed an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, in March 2022, the SEC proposed new rules for SPACs and if, and when, such rules are adopted, if we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate.

Under the current rules and regulations of the SEC we are not deemed an investment company for purposes of the Investment Company Act; however, on March 30, 2022, the SEC proposed new rules (the “Proposed Rules”) relating, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The Proposed Rules provide a safe harbor for companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the Proposed Rules would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of such registration statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. Although we entered into a definitive business combination agreement within 18 months after the effective date of our registration statement relating to our initial public offering, there is a risk that we may not complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction.

Currently, the funds in our trust account are held only in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The Investment Company Act defines an investment company as any issuer which (i) is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities; (ii) is engaged or proposes to engage in the business of issuing face-amount certificates of the installment type, or has been engaged in such business and has any such certificate outstanding; or (iii) is engaged or proposes to engage in the business of investing, reinvesting, owning, holding, or trading in securities, and owns or proposes to acquire investment securities having a value exceeding 40% of the value of its total assets (exclusive of Government securities and cash items) on an unconsolidated basis.

On or immediately prior to the 24 month anniversary of the effective date of our registration statement relating to our initial public offering, we intend to review and assess our primary line of business and the value of our investment securities as compared to the value of our total assets to determine whether we may be deemed an investment company. In the event we are deemed an investment company under the Investment Company Act or as a result of the Proposed Rules being adopted by the SEC, we may determine that we are required to liquidate the money market funds held in our trust account and may thereafter hold all funds in our trust account in cash until the earlier of consummation of our business combination or liquidation. As a result, if we were to switch all funds to cash, we will likely receive minimal interest, if any, on the funds held in our trust account after such time, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of our Company.

PROPOSAL 1

THE EXTENSION PROPOSAL

The Extension Proposal

The Company is proposing to amend its Certificate of Incorporation to extend the date by which the Company has to consummate a business combination to the Extended Date of April 22, 2023. The Extension Amendment would also allow the Company, in its sole discretion, to elect to extend after the Extended Date for up to three months, through and until the Additional Extension Date of July 22, 2023. The Extension Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Proposal is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment to the Certificate of Incorporation of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension Proposal is approved. Holders of public shares do not need to be a holder of record on the Record Date in order to exercise redemption rights. If approved, we will not file the Extension Amendment if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal, after taking into account any redemption.

The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Special Meeting) was approximately $10.175. The closing price of the Company’s common stock on the Record Date was $8.0775. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company has agreed that if the Extension Proposal is approved, prior to filing the Extension Amendment, it will Deposit into the trust account up to $*. After the Extended Date, the Company shall Deposit up to an additional $* for the additional three-month period, as needed by the Company to complete an initial business combination between the Extended Date and the Additional Extension Date.

If the Company does not have the funds necessary to make the Deposit referred to above, pursuant to the Merger Agreement, Clover is required to pay the Company certain fees to cover the Company’s transaction expenses in connection with the Proposed Transaction, and the Company anticipates that it will use such fees for the Deposit. In the event that the Company cannot pay the Deposit with the proceeds from Clover, the Contributor may consider contributing to the Company, as a loan, the Deposit. Each Deposit or Contribution after the Extended Date will be placed in the trust account no less than five business days prior to the beginning of such monthly period, other than the first Deposit or Contribution which will be made prior to the filing of the Extension Amendment. If such Deposits or Contributions are not timely made, the Company must either (i) consummate an initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

No Deposit or Contribution will be made unless the Extension Proposal is approved and the Extension Amendment is filed. Any prior Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to continue extending for additional monthly periods until the Extended Date and up to the Additional Extension Date, and if the Company determines not to continue extending for additional monthly periods, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date or by the Additional Extension Date, and does not wish to seek an additional extension beyond such time, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

Reasons for the Extension Proposal

The Company’s Certificate of Incorporation provides that the Company has until January 22, 2023 to complete a business combination. The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider and vote on the business combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond January 22, 2023. The Company and its officers and directors agreed that it would not seek to amend the Company’s Certificate of Incorporation to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection therewith.

If the Extension Amendment Is Not Approved

If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination within the applicable time period.

If the Extension Proposal is not approved, the Company or Contributor(s), as applicable, will not make the Deposit or Contribution, as applicable.

The holders of the Class B Common Stock have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless in the event the Extension Amendment is not approved.

If the Extension Amendment is Approved

If the Extension Amendment is approved, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date and to provide for one additional three month extension (in the sole discretion and at the election of the Company) to the Additional Extension Date. The Company will continue to attempt to consummate a business combination until the Extended Date or the Additional Extension Date, if necessary, or until the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Exchange Act and its units, common stock, warrants and rights will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Extension Proposal is approved, and the Extension Amendment is filed, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of public shares do not need to vote on the Extension Amendment or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved and the Extension Amendment is filed with the Delaware Secretary of State, the Company will (i) remove from the trust account an amount equal to the pro rata portion of funds available in the trust account relating to any public shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date or the Additional Extension Date, if applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, or the Additional Extension Date, if applicable, if the Extension Proposal is approved and the Extension Amendment is filed.

If the Extension Proposal is approved, and the Extension Amendment is filed, the removal of the Withdrawal Amount from the trust account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $13.8 million that was in the trust account as of the Record Date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal (after taking into account the redemption of public shares).

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM.

The requirement for physical or electronic delivery prior to the vote at the Special Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Certificate of Incorporation promptly following the Special Meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Special Meeting) was approximately $10.175. The closing price of the Company’s common stock on the Record Date was $8.0775. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Certificate of Incorporation promptly following the Special Meeting as described elsewhere herein.

Required Vote.

The Extension Proposal must be approved by the affirmative vote of a majority of the issued and outstanding shares of common stock as of the Record Date. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Extension Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL.

PROPOSAL 2

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the Special Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Special Meeting to approve the Extension Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Chairman will not adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Special Meeting to approve the Extension Proposal.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy and entitled to vote at the Special Meeting vote “FOR” the Adjournment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL.

Interests of the Company’s Directors, Officers and Sponsors

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Extension Proposal is not approved and we do not consummate a business combination by January 22, 2023, the Founders Shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 2,800,000 Private Placement Warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $2,800,000.

●	In connection with the IPO, the Sponsor has agreed that if the Extension Proposal is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company.

●	All rights specified in the Company’s Certificate of Incorporation and Bylaws relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

●	The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

●	The fact that our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination, including through the date of the special meeting to vote on an initial business combination. As such, in the future they may receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

●	The fact that our Sponsor, officers and directors have agreed not to redeem any of their shares in connection with a stockholder vote to approve an initial business combination or in connection with a stockholder vote to approve the Extension Proposal.

●	The fact that, commencing on the date that our securities were first listed on Nasdaq , we have agreed to pay our Sponsor a total of $10,000 per month for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. If the Extension Proposal is approved, we may continue to pay our Sponsor the $10,000 per month for a longer period than we would otherwise be required to pay.

Additionally, if the Extension Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date, 2022, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of the Record Date, pursuant to the exercise of options or warrants or conversion of preferred stock or convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 1,393,678 shares of Class A Common Stock (including 86,923 shares of Class A Common Stock issuable as part of units issued in the IPO) and 1,437,500 shares of Class B Common Stock issued and outstanding, respectively, as of the Record Date. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to community property laws, where applicable.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock(2)(3)
FoxWayne Enterprises Acquisition Sponsor LLC(4)	1,157,500	40.88%
Robb Knie(4)(5)	1,157,500	40.88%
Michael Reavey	25,000	*	%
Jeff Pavell	25,000	*	%
Jonathan Hale Zippin	25,000	*	%
Sundeep Agrawal	25,000	*	%
All executive officers and directors (5 individuals)	1,257,500	44.42%

*	less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o FoxWayne Enterprises Acquisition Corp., 1 Rockefeller Plaza, Suite 1039, New York, NY 10020.

(2)	Interests shown consist solely of Founder Shares, classified as shares of Class B Common Stock. Such shares are convertible into shares of Class A Common Stock at the closing of our initial business combination on a one-for-one basis, subject to adjustments.

(3)	The holders of our Class A Common Stock and Class B Common Stock are entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of our common stock are entitled to vote. Holders of our Class A Common Stock and holders of our Class B Common Stock shall vote together, as a single class, on the election of directors and on all other matters properly submitted to a vote of our stockholders.

(4)	Our Sponsor is the record holder of the Class B Common Stock reported herein. Robb Knie, our Chairman, Chief Executive Officer and Chief Financial Officer, is the Managing Member of our Sponsor, and as such may be deemed to have sole voting and investment discretion with respect to the Class B Common Stock held by our Sponsor.

(5)	Does not include 100,000 shares of Class B Common Stock owned by Mr. Knie’s children.

Our initial stockholders beneficially owned 20% of the issued and outstanding shares of our common stock immediately following our IPO. Our initial stockholders have the right to elect all of our directors prior to our initial business combination as a result of holding all of the Founder Shares. Because of this ownership block, our initial stockholders may be able to effectively influence the outcome of all matters requiring approval by our stockholders, including the election of directors, amendments to our Certificate of Incorporation and approval of significant corporate transactions, including approval of our initial business combination.

The holders of the Founder Shares have agreed (A) to vote any shares owned by them in favor of any proposed business combination and (B) not to redeem any shares in connection with a stockholder vote to approve a proposed initial business combination.

Our Sponsor, and our directors and officers are deemed to be our “promoters” as such term is defined under the federal securities laws.

STOCKHOLDER PROPOSALS

If the Extension Proposal is approved and the Extension Amendment is filed, the Company’s next annual meeting of stockholders will likely be held on or about July 12, 2023. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. If the Extension Proposal is not approved and an initial business combination is not consummated, there will be no further annual meetings of the Company. You should direct any proposals to the Company’s Corporate Secretary at FoxWayne Enterprises Acquisition Corp., 1 Rockefeller Plaza, Suite 1039, New York, NY 10020. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the next annual meeting, under the Company’s Bylaws you must give timely notice of the matter or the nomination, in writing, to the Company’s Corporate Secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

If the Extension Proposal is not approved, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy materials. Upon written or oral request, the Company will deliver a separate copy of the proxy materials to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or the Company at (917) 284-8938 or by emailing such request to: hayley@foxwayne.com.

OTHER MATTERS TO BE PRESENTED AT THE SPECIAL MEETING

We do not know of any business that will be presented for consideration or action by the stockholders at the Special Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the Special Meeting, shares represented by proxies will be voted in accordance with the best judgment of the person named in the proxy or his substitute. All stockholders are urged to complete, sign and return the proxy card.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting the Company at the following:

FoxWayne Enterprises Acquisition Corp.

1 Rockefeller Plaza, Suite 1039, New York, NY 10020

Phone: (917) 284-8938

Attention: Hayley Springer
E-mail: hayley@foxwayne.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than November 16, 2022.

ANNEX A

AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FOXWAYNE ENTERPRISES ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

The undersigned, being a duly authorized officer of FoxWayne Enterprises Acquisition Corp. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is FoxWayne Enterprises Acquisition Corp.
2.	The Corporation’s Certificate of Incorporation was originally filed in the office of the Secretary of State of the State of Delaware on September 17, 2020, and was subsequently amended and restated on October 15, 2020 and January 20, 2021 and amended on July 12, 2022.
3.	This Amendment to the Corporation’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) further amends the Certificate of Incorporation of the Corporation.
4.	This Amendment to the Corporation’s Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the issued and outstanding stock at a meeting of stockholders in accordance with ARTICLE XII of the Corporation’s Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware.
5.	The text of Article IX, subsection 9.1(b) of the Corporation’s Certificate of Incorporation is hereby amended and restated in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option, if any) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 9, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within twelve (12) months from the closing of the Offering (or prior to the Termination Date, as defined below, if applicable) (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”) and (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” In the event that the Corporation has not consummated an initial Business Combination within twelve (12) months from the date of the closing of the Offering (or such later date pursuant to the extension set forth under this paragraph, the “Termination Date”), the Board will extend the period of time to consummate a Business Combination up to six (6) times, each by an additional three (3) months, for an aggregate of eighteen (18) additional months, provided that (i) the Sponsor (or its affiliates or permitted designees) (the “Lender”), upon five (5) business days of advance notice prior to the Termination Date, will deposit into the Trust Account (a) in the case of the first two extensions $125,000 (or up to $143,750 if the underwriters’ over-allotment option is exercised in full), (b) in the case of the third and fourth extensions up to $62,500 (or up to $71,875 if the underwriters’ over-allotment option is exercised in full) ($0.0125 per unit in in each case) and (c) in the case of the fifth and sixth extensions up to $* (or up to $* if the underwriters’ over-allotment option is exercised in full) ($* per unit in in each case) in exchange for a non-interest bearing, unsecured promissory note and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the conversion of the Offering Shares in accordance with Section 9.2. If the Corporation completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note out of the proceeds of the Trust Account released to it or convert a portion or all of the amounts loaned under such promissory note(s) into warrants. If the Corporation does not complete a Business Combination by the Termination Date, the loans will be repaid only from funds held outside of the Trust Account.”

IN WITNESS WHEREOF, I have signed this Amendment to the Certificate of Incorporation this [ ] day of [ ], 202[ ].

Robb Knie, Chief Executive Officer